Laredo Oil, Inc.



Safe Harbor Statement

During our presentation today, any statements we make about future expectations, plans or prospects for the Company constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. We caution you that these statements are only estimates and actual results may differ materially. We refer you to the documents we file from time to time with the SEC, including Forms 10-K and 10-Q. These documents identify important factors that could cause actual results to differ materially from those contained in our forward-looking statements. The Company does not undertake any obligation to update these forward-looking statements to reflect future events or circumstances.

LAREDO OIL

- Laredo Oil Inc. - E&P Company focused on Enhanced Oil Recovery (EOR) applications in Depleted/Mature oil fields
- Currently has minimal assets and requires up to $50 million capital to execute business strategy
- Applies recognized Underground Gravity Drainage (UGD)™ process
  - Radically reduced cost per bbl: $8 avg cost (vs. industry avg of ≈$35)
  - Can produce oil greater than original produced
- Laredo identified +100 fields qualified for UGD™ recovery
  - Addressable market for UGD™: ±18 B bbls (US only)



- Identify mature, producing fields with stranded resources, conducive to UGD™ recovery method
    - Seek oil fields with minimum 25 MM barrels potential
- Acquire identified fields at current market
- Implement UGD™ method
- Materially increase field production to +5k-10,000 BOPD per field



LAREDO OIL

Underground Gravity Drainage -

- Uses traditional, proven mining technology to drill upwards from under target oil field
- Hyper Down-Spacing™ & Gravity Drainage via underground access
- All in Recovery Costs = $8/bbl
- Large inventory of UGD™ Potential Reserves identified



LAREDO OIL

Hyper Down-Spacing™



LAREDO OIL

- 18 years
- 6,500 fields in the US; 14,500 worldwide
- Culled to top 100 fields *(opportunities)*
- Validated economic & engineering model
- ±18 billion bbls stranded in US, Business Approach is to convert part to proven reserves & production



	Estimated Producible
• Project 1	26 million barrels
• Project 2	105 million barrels
• Project 3	159 million barrels



LAREDO OIL

Management Team

- **Mark See – Chairman, CEO**
  - 23 years in Underground & Petroleum Industries
  - Founder & original CEO of RockWell Petro, President of Oil Recovery Enhancement, LLC and COO of Petrotech Resources, Independent Oil Companies
  - Operated, engineered, managed oil & gas, minerals and underground development projects & operating facilities for Parsons , Albian Sands (60% Shell CAN), Goldfields & Rio Tinto
  - Developed & instituted UGD™ technology
  - Mining Engineer – Mackay School of Mines, University Nevada Reno
- **Don Beckham - VP Operations**
  - Chief Operations manager of Houston Oil Fields Corp.
  - Founder of Beckham Resources, oil drilling and operations company - Owner/Operator
  - Drilled over 500 wells, +1000 workovers/re-completions and operated 20 diverse oil fields over 1000 BOPD managing 100's of engineers & field personnel/operators
  - Petroleum Engineer - Mississippi State University
- **Bradley Sparks – CFO, Treasurer**
  - VP-Treasurer and VP-Controller MCI
  - CFO - E.Spire Communications
  - CFO - Digex. Led $200mm IPO
  - CFO - Wam!net, Raised $100mm equity round
  - CFO - Omnipoint, Raised $3.2B capital
  - Electrical/Nuclear Engineering – US Military Academy, West Point
  - Master of Science - Sloan School of Mgmt, MIT
- **David Weinfeld - VP Marketing**
  - Founder – Third Arm Marketing
  - Director of PD – Monster Worldwide
  - Founder – Clipshow Inc
  - Masters Mechanical Engineer – University Nevada Reno & University Texas at Austin

LAREDO OIL

Corporate Highlights

- Highly predictable production
- Scalability
- Proven management team, implemented UGD™
- Low cost, $8 avg per barrel, well below EOR/IOR industry avg of +$35
- ≈100 stranded oil fields meet our criteria for UGD™, (±18 B bbls stranded oil in US)
- Acquire stranded oil for low cost - prove reserves; direct increase in valuation
- Hyper down-spacing™ enables accelerated production across entire field



LAREDO OIL

Company Background

- Organized: March 31, 2008
- Delaware C Corp.
- Status: Fully Reporting
- Stock Exchange: OTCBB
- Ticker: LRDC
- Price: $1.55 *(11/09/09)*
- Shares Outstanding: 50,000,000 *(10/1/09)*
- HQ: Big Horn, Wyoming

